UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2008

                   INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



         Delaware                     0-26224                     51-0317849
(State or other jurisdiction of  (Commission File Number)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

On June 6, 2008, Integra LifeSciences Holdings Corporation (the "Company") received formal notice from The NASDAQ Stock Market LLC ("NASDAQ") that, following the filing of the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2008 with the Securities and Exchange Commission, the Company satisfies all requirements for continued listing on The NASDAQ Global Market and that it determined to continue the listing of the Company's securities on NASDAQ.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits


99.1 Press release, dated June 6, 2008, issued by Integra LifeSciences Holdings Corporation

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      INTEGRA LIFESCIENCES HOLDINGS CORPORATION

         Date: June 6, 2008           By:  /s/ John B. Henneman, III
                                           ---------------------------
                                           John B. Henneman, III
                                           Executive Vice President,
                                           Finance and Administration,
                                           and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.  Description
----------   -----------
99.1         Press Release, dated June 6, 2008, issued by Integra LifeSciences
             Holdings Corporation.